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                                                                   Exhibit 10.25

                            FERROFLUIDICS CORPORATION
                              AMENDED AND RESTATED
                      1995 NON-QUALIFIED STOCK OPTION PLAN

SECTION 1. GENERAL PURPOSE OF THE PLAN; DEFINITIONS
           ----------------------------------------

     The name of the plan is the Ferrofluidics Corporation Amended and Restated 1995 Non-Qualified Stock Option Plan (the "Plan"). The purpose of the Plan is to encourage and enable employees and other key persons of Ferrofluidics Corporation (the "Company") and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

     The following terms shall be defined as set forth below:

     "Act" means the Securities Exchange Act of 1934, as amended.

     "Administrator" means the Board or the Committee.

     "Board" means the Board of Directors of the Company.

     "Cause" as such term relates to the termination of any person means the occurrence of one or more of the following: (i) such person is convicted of, pleads guilty to, or confesses to any felony or any act of fraud, misappropriation or embezzlement which has an immediate and materially adverse effect on the Company or any Subsidiary, as determined by the Board in good faith in its sole discretion, (ii) such person engages in a fraudulent act to the material damage or prejudice of the Company or any Subsidiary or in conduct or activities materially damaging to the property, business or reputation of the Company or any Subsidiary, all as determined by the Board in good faith in its sole discretion, (iii) any material act or omission by such person involving malfeasance or negligence in the performance of such person's duties to the Company or any Subsidiary to the material detriment of the Company or any Subsidiary, as determined by the Board in good faith in its sole discretion, which has not been corrected by such person within 30 days after written notice from the Company of any such act or omission, (iv) failure by such person to comply in any material respect with the terms of his employment agreement, if any, or any written policies or directives of the Board as determined by the Board in good faith in its sole discretion, which has not been corrected by such person within 30 days after written notice from the Company of such failure, or
(v) material breach by such person of his noncompetition agreement with the Company, if any, as determined by the Board in good faith in its sole discretion.



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     "Change of Control" is defined in Section 10.

     "Committee" means a committee of two or more Non-Employee Directors appointed by the Board to administer the Plan.

     "Disability" means an individual's inability to perform his normal required services for the Company and its Subsidiaries for a period of six consecutive months by reason of the individual's mental or physical disability, as determined by the Administrator in good faith in its sole discretion.

     "Effective Date" means the date on which the Plan is approved by the Board as set forth herein.

     "Fair Market Value" on any given date means the last reported sale price at which Stock is traded on such date or, if no Stock is traded on such date, the next preceding date on which Stock was traded, as reflected on the principal stock exchange or, if applicable, any other national stock exchange on which the Stock is traded or admitted to trading.

     "Non-Employee Director" means a member of the Board who is a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3)(i) promulgated under the Act, or any successor definition under said rule.

     "Option" means any option to purchase shares of Stock granted pursuant to
Section 5.

     "Retirement" means an individual's termination of employment (or other business relationship) with the Company and its Subsidiaries after attainment of age 65 or attainment of age 55 and completion of 10 years of service.

     "Stock" means the Common Stock, par value $.004 per share, of the Company, subject to adjustments pursuant to Section 3.

     "Subsidiary" means any corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities, beginning with the Company, if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing 50% or more of the economic interest or the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

SECTION 2. ADMINISTRATION OF PLAN; AUTHORITY TO SELECT PARTICIPANTS AND
           ------------------------------------------------------------
           DETERMINE AWARDS
           ----------------

     (a) POWERS OF ADMINISTRATOR. The Administrator shall have the power and authority to grant Options consistent with the terms of the Plan, including the power and authority:

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          (i) to select the employees and key persons of the Company and its
     Subsidiaries to whom Options may from time to time be granted;

          (ii) to determine the time or times of grant, and the extent, if any, of Options granted to any one or more participants;

          (iii) to determine the number of shares of Stock to be covered by any Option;

          (iv) to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Option, which terms and conditions may differ among individual Options and participants, and to approve the form of written instruments evidencing the Options;

          (v) to accelerate at any time the exercisability or vesting of all or any portion of any Option;

          (vi) to extend at any time the period in which Options may be exercised; and

          (vii) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Option (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

     All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan participants.

     (b) DELEGATION OF AUTHORITY TO GRANT OPTIONS. The Administrator, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Administrator's authority and duties with respect to Options, including the grant thereof, to individuals who are not subject to the reporting and other provisions of Section 16 of the Act. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator's delegate or delegates that were consistent with the terms of the Plan.

SECTION 3. STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION
           ----------------------------------------------------

     (a) STOCK ISSUABLE. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 100,000 shares. For purposes of this limitation, the shares of Stock underlying any Options which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. The

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shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

     (b) RECAPITALIZATIONS. If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, (ii) the number and kind of shares or other securities subject to any then outstanding Options under the Plan, and (iii) the price for each share subject to any then outstanding Options under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Options) as to which such Options remain exercisable. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

     (c) MERGERS. Upon consummation of a consolidation or merger or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Company, the Board, or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions, as to outstanding Options: (i) provide that such Options shall be assumed or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to the optionees, provide that all unexercised Options will terminate immediately prior to the consummation of such transaction unless exercised by the optionee within a specified period following the date of such notice, and/or (iii) in the event of a business combination under the terms of which holders of the Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the business combination, make or provide for a cash payment to the optionees equal to the difference between (A) the value (as determined by the Administrator) of the consideration payable per share of Stock pursuant to the business combination (the "Merger Price") times the number of shares of Stock subject to such outstanding Options (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such outstanding Options in exchange for the termination of such Options.

     (d) SUBSTITUTE OPTIONS. The Administrator may grant Options under the Plan in substitution for stock and stock based awards held by employees of another corporation who become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The

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Administrator may direct that the substitute Options be granted on such terms and conditions as the Administrator considers appropriate in the circumstances.

SECTION 4. ELIGIBILITY
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     Participants in the Plan will be such full or part-time employees and key persons of the Company and its Subsidiaries who are responsible for or contribute to the management, growth or profitability of the Company and its Subsidiaries as are selected from time to time by the Administrator, in its sole discretion.

SECTION 5. OPTIONS
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     Any Option granted under the Plan shall be in such form as the
Administrator may from time to time approve.

     Options granted under the Plan may not be options which are designated or qualified as "incentive stock options" as defined under Section 422 of the Internal Revenue Code of 1986, as amended.

     (a) OPTIONS GRANTED TO EMPLOYEES AND KEY PERSONS. The Administrator in its discretion may grant Options to eligible employees and key persons of the Company or any Subsidiary. Options granted to employees and key persons pursuant to this Section 5(a) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable:

          (i) EXERCISE PRICE. The exercise price per share for the Stock covered by an Option shall be determined by the Administrator.

          (ii) OPTION TERM. The term of each Option shall be fixed by the Administrator.

          (iii) EXERCISABILITY; RIGHTS OF A STOCKHOLDER. Options shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of an Option and not as to unexercised Options.

          (iv) METHOD OF EXERCISE. Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods:

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               (A) In cash, by certified or bank check or other instrument acceptable to the Administrator;

               (B) In the form of shares of Stock that are not then subject to restrictions under any Company plan and that have been held by the optionee for at least six months, if permitted by the Administrator in its discretion. Such surrendered shares shall be valued at Fair Market Value on the exercise date; or

               (C) By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure.

     Payment instruments will be received subject to collection. The delivery of certificates representing the shares of Stock to be purchased pursuant to the exercise of an Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option or applicable provisions of laws.

          (v) TERMINATION BY REASON OF DEATH. Any Option held by an optionee whose employment by (or other business relationship with) the Company and its Subsidiaries is terminated by reason of death shall become fully exercisable and may thereafter be exercised by the legal representative or legatee of the optionee, for a period of 12 months (or such longer period as the Administrator shall specify at any time) from the date of death, or until the expiration of the stated term of the Option, if earlier.

          (vi) Termination by Reason of Disability.
               -----------------------------------

               (A) Any Option held by an optionee whose employment by (or other business relationship with) the Company and its Subsidiaries is terminated by reason of Disability shall become fully exercisable and may thereafter be exercised, for a period of 12 months (or such longer period as the Administrator shall specify at any time) from the date of such termination of employment (or business relationship), or until the expiration of the stated term of the Option, if earlier.

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               (B) The Administrator shall have sole authority and discretion to determine whether a participant's employment (or business relationship) has been terminated by reason of Disability.

               (C) Except as otherwise provided by the Administrator at any time, the death of an optionee during the period provided in this
          Section 5(a)(vi) for the exercise of an Option shall extend such period for 12 months from the date of death, subject to termination on the expiration of the stated term of the Option, if earlier.

          (vii) Termination by Reason of Retirement.
                -----------------------------------

               (A) Any Option held by an optionee whose employment by (or business relationship with) the Company and its Subsidiaries is terminated by reason of Retirement may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of 12 months (or such other period as the Administrator shall specify at any time) from the date of such termination of employment (or business relationship), or until the expiration of the stated term of the Option, if earlier.

               (B) Except as otherwise provided by the Administrator at any time, the death of an optionee during a period provided in this
          Section 5(a)(vii) for the exercise of an Option shall extend such period for 12 months from the date of death, subject to termination on the expiration of the stated term of the Option, if earlier.

          (viii) TERMINATION FOR CAUSE. If any optionee's employment by (or business relationship with) the Company and its Subsidiaries is terminated for Cause, any Option held by such optionee, including any Option that is immediately exercisable at the time of such termination, shall immediately terminate and be of no further force and effect; provided, however, that the Administrator may, in its sole discretion, provide that such Option can be exercised for a period of up to 30 days from the date of termination of employment (or business relationship) or until the expiration of the stated term of the Option, if earlier.

          (ix) OTHER TERMINATION. Unless otherwise determined by the Administrator, if an optionee's employment by (or business relationship with) the Company and its Subsidiaries terminates for any reason other than death, Disability, Retirement, or for Cause, any Option held by such optionee may thereafter be exercised, to the extent it was exercisable on the date of termination of employment (or business relationship), for three months (or such longer period as the Administrator shall specify at any time) from the date of termination of employment (or business relationship) or until the expiration of the stated term of the Option, if earlier.

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     (b) NON-TRANSFERABILITY OF OPTIONS. No Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Options shall be exercisable, during the optionee's lifetime, only by the optionee. Notwithstanding the foregoing, the Administrator may provide in an option agreement that the optionee may transfer, without consideration for the transfer, such Option to members of his immediate family, to trusts for the benefit of such family members, to partnerships in which such family members are the only partners, or to charitable organizations, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of the Plan and the applicable option agreement.

     (c) FORM OF SETTLEMENT. Shares of Stock issued upon exercise of an Option shall be free of all restrictions under the Plan, except as otherwise provided in the Plan.

SECTION 6.  TAX WITHHOLDING
            ---------------

     (a) PAYMENT BY PARTICIPANT. Each participant shall, no later than the date as of which the value of any Stock first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

     (b) PAYMENT IN STOCK. Subject to approval by the Administrator, a participant may elect to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Option a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the participant with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

SECTION 7.  TRANSFER, LEAVE OF ABSENCE, ETC
            -------------------------------

     For purposes of the Plan, the following events shall not be deemed a termination of employment:

     (a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

     (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

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SECTION 8.  AMENDMENTS AND TERMINATION
            --------------------------

     The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Option (or provide substitute Options at the same or reduced exercise or purchase price or with no exercise or purchase price in a manner not inconsistent with the terms of the Plan), but such price, if any, must satisfy the requirements which would apply to the substitute or amended Option if it were then initially granted under this Plan) for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Option without the holder's consent.

SECTION 9.  STATUS OF PLAN
            --------------

     With respect to the portion of any Option which has not been exercised and any payments in cash, Stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Option or Options. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to Options hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 10.  CHANGE OF CONTROL PROVISIONS
             ----------------------------

     Upon the occurrence of a Change of Control as defined in this Section 10:

     (a) Each outstanding Option shall automatically become fully exercisable notwithstanding any provision to the contrary herein.

     (b) "Change of Control" shall mean the occurrence of any one of the following events:

          (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Act (other than the Company, any of its Subsidiaries, or any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any of its Subsidiaries), together with all "affiliates" and "associates" (as such terms are defined in Rule 12b-2 promulgated under the Act) of such person, shall become the "beneficial owner" (as such term is defined in Rule 13d-3 promulgated under the Act), directly or indirectly, of securities of the Company representing 15% or more of either (A) the combined voting power of the Company's then outstanding securities having the right to vote in an election of the Board ("Voting Securities") or (B) the then outstanding shares of Stock of the Company (in either such case other than as a result of an acquisition of securities directly from the Company); or

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          (ii) persons who, as of the Effective Date, constitute the Board (the
     "Incumbent Directors") cease for any reason, including, without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to the Effective Date whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors shall, for purposes of this Plan, be considered an Incumbent Director; or

          (iii) the stockholders of the Company shall approve (A) any consolidation or merger of the Company or any Subsidiary where the shareholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 promulgated under the Act), directly or indirectly, shares representing in the aggregate 80% or more of the voting shares of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any), (B) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company or
     (C) any plan or proposal for the liquidation or dissolution of the Company.

     Notwithstanding the foregoing, a "Change of Control" shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Stock or other Voting Securities outstanding, increases (x) the proportionate number of shares of Stock beneficially owned by any person to 15% or more of the shares of Stock then outstanding or (y) the proportionate voting power represented by the Voting Securities beneficially owned by any person to 15% or more of the combined voting power of all then outstanding Voting Securities; PROVIDED, HOWEVER, that if any person referred to in clause (x) or
(y) of this sentence shall thereafter become the beneficial owner of any additional shares of Stock or other Voting Securities (other than pursuant to a stock split, stock dividend, or similar transaction), then a "Change of Control" shall be deemed to have occurred for purposes of the foregoing clause (i).

SECTION 11.  GENERAL PROVISIONS
             ------------------

     (a) NO DISTRIBUTION; COMPLIANCE WITH LEGAL REQUIREMENTS. The Administrator may require each person acquiring Stock pursuant to an Option to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

     No shares of Stock shall be issued pursuant to an Option until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Administrator may require the placing of such stop-orders and restrictive legends on certificates for Stock and Options as it deems appropriate.

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     (b) DELIVERY OF STOCK CERTIFICATES. Delivery of stock certificates to participants under this Plan shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the participant, at the participant's last known address on file with the Company.

     (c) OTHER COMPENSATION ARRANGEMENTS; NO EMPLOYMENT RIGHTS. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Options do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

SECTION 12.  EFFECTIVE DATE OF PLAN
             ----------------------

     This Plan shall become effective upon approval by the Board.

SECTION 13.  GOVERNING LAW
             -------------

     This Plan shall be governed by Massachusetts law except to the extent such law is preempted by federal law.


DATE APPROVED BY BOARD OF DIRECTORS:   June 13, 1995


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